Shareowners' Equity	12 Months Ended
Aug. 02, 2015
Equity [Abstract]
Share Repurchases
Shareholders' Equity
We have authorized 560 million shares of Capital stock with $.0375 par value and 40 million shares of Preferred stock, issuable in one or more classes, with or without par as may be authorized by the Board of Directors. No Preferred stock has been issued.
In December 2012, 219 million shares held as treasury stock were retired and returned to unissued status.
Share Repurchase Programs
In June 2011, the Board authorized the purchase of up to $1,000 of our stock. This program has no expiration date. In addition to this publicly announced program, we also purchase shares to offset the impact of dilution from shares issued under our stock compensation plans.
In 2015, we repurchased 5 million shares at a cost of $244. Of this amount, $200 was used to repurchase shares pursuant to our June 2011 publicly announced share repurchase program. Approximately $550 remained available under this program as of August 2, 2015. In 2014, we repurchased 2 million shares at a cost of $76 and in 2013, we repurchased 4 million shares at a cost of $153 to offset the impact of dilution from shares issued under our stock compensation plans.